SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) November 11, 2004


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


         Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
 of incorporation                                        Identification No.)


135 East 57th Street, 15th Floor, New York, NY                    10022
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code         (212)-980-4600
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        (Former name or former address, if changed since last report)



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Item 2.02. Results Of Operations and Financial Condition

On November 11, 2004, Zanett Inc. ("Zanett" or the "Company") announced its financial results for the third quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date: November 12, 2004               by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer


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                                Exhibit Index


Exhibit No.                           Description
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99.1            Press release, dated November 11, 2004, entitled "Record
                Revenues and Profitable Q3 Announced by Zanett."